SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           October 19, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                             CBCOM, INC.
        (Exact Name of Registrant as Specified in its Charter)

                       15260 Ventura Boulevard
                              Suite 1200
                    Sherman Oaks, California 91403

               (Address of principal executive offices)

                             818/461-0800
                    Registrant's telephone number

                          ABBACY CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                    Former name and former address

Delaware                          0-26421                       95-4635025
(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)              Identification No.)
incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 24, 1999 between Abbacy Corporation ("Abbacy"), a Delaware corporation, and CBCom, Inc., a Delaware corporation, all the outstanding shares of common stock of Abbacy Corporation were exchanged for 250,000 shares of common stock of CBCom, Inc. ("CBCom" or the "Company") in a transaction in which CBCom was the surviving company.

        The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Abbacy and approved by the unanimous consent of the shareholders of Abbacy. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of CBCom.
 The merger was effected on October 18, 1999, with the filing of the Certificate of Merger with the State of Delaware.

        Prior to the merger, Abbacy had 5,000,000 shares of common stock outstanding which shares were exchanged for 250,000 shares of common stock of CBCom. By virtue of the merger, CBCom acquired 100% of the issued and outstanding common stock of Abbacy.

        Prior to the effectiveness of the merger, CBCom had an aggregate of 15,635,500 shares of common stock issued and outstanding,. Upon effectiveness of the merger, CBCom had an aggregate of 15,885,500 shares of common stock outstanding.

        The officers of CBCom will continue as officers of the successor issuer. See "Management" below. The officers, directors, and by-laws of CBCom will continue without change as the officers, directors, and by-laws of the successor issuer.

        A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of CBCom's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of warrants or options exercisable within six months held by each such person or entity):

                                  Amount of Common        Percent of
                                  Stock Beneficially      Common Stock
Name                              Owned(1)(2)         Beneficially Owned (2)

Chian Yi (Max) Sun (3)                2,865,966                  16.6%
President, Director
52, Jalan Keldchor
Kota Bharu, Kelanta, Malaysia

Charles A. Lesser (4)                   625,000                   3.8%
Chief Financial Officer, Director
5801 Serrania Avenue
Woodland Hills, California 91367

Hong Wei (Frank) Zhu (5)                587,500                   3.6%
Director
1119 A Valencia Way
Arcadia, California 91006

Gordon Xia Gao (6)                       582,500                  3.6%
Director
4955 Casa Drive
Tarzana, California 91356

All directors and
executive officers as
a group (4 persons)(7)                 4,660,466                  26.1%

Topbest Worldwide Group (8)            1,000,000                  6.3%
Suite 12.33 Petama Komplek
Jalan Tunku Abdul Rahman
Kuala Lumpur, Malaysia

Wake Little Treasure Ltd.(8)           1,250,000                  7.9%
297 Prince Edward Road
Suite 6A
Erin Court, Hong Kong

Jesmax Investment Ltd. (8)             1,000,000                  6.3%
Suite 12.33, Petama Komplek
Jalan Tunku Abdul Rahman
Kuala Lumpur, Malaysia

Tan Eng Khong                            787,500                  4.9%
152 Kampung Lundang
Jalan Sultan Yahya Petra
15200 Kota Bharu
Kelantan, Malaysia

Ren Zhen Tian (9)                      1,250,000                   7.9%
7C, 1 Block Jia 2
Zuo Jia Zhuang Road
Chao Yang District
Beijing, China

Gao Bo (10)                              800,000                    5.0%
Block 901, #03-107
Jurong West St. 91
Singapore 640 902

Sinoway Co. Ltd.                       1,250,000                     7.9%
Unit 2502, 25/F, K.Wah Centre
191 Java Road
North Point, Hong Kong

Cuong Hai Tran (11)                      970,000                     5.8%
1860 Lucretia Avenue
Los Angeles, California 90026

*      Less than 1% percent

(1) Based upon 15,885,500 outstanding shares of common stock (subsequent to the effectiveness of the merger).
(2) Assumes exercise of warrants, options or other rights, if any, to purchase securities held by the named shareholder exercisable within six months of the date hereof.
(3) Includes 562,500 shares owned directly by Mr. Sun and 1,000,000 shares held by Joy Luck Communication Ltd. of which Mr. Sun may be deemed to be the beneficial owner. Mr. Sun also has beneficial ownership of an additional possible 1,303,466 shares of common stock consisting of options to purchase 312,500 shares exercisable at $.20 per share and 990,966 shares obtainable upon conversion of a convertible note at a conversion price of $.50 per share.
(4) Includes 250,000 shares and options to purchase 375,000 shares of common stock held by the named shareholder which are exercisable within the next six months, but does not include options to purchase 125,000 shares not exercisable until June, 2000.
(5) Includes 400,000 shares owned directly by Mr. Wei and options to purchase 187,500 shares of common stock at an exercise price of $.20 per share.
(6) Includes 457,500 shares owned by Mr. Gao and options to purchase 125,000 shares of common stock at an exercise price of $.20 per share.
(7) Includes 2,669,500 shares and options to purchase 1,990,966 shares.
(8) Beneficially owned by persons who are familially related to Max Sun, President and a director of the Company. Mr. Sun disclaims beneficial ownership of these shares.
(9) Beneficially owned by persons who are familially related to Zhu Hong Wei, a director of the Company. Mr. Zhu disclaims beneficial ownership of these shares.
(10) Beneficially owned by persons who are familially related to Gordon Gao, a director of the Company. Mr. Gao disclaims beneficial ownership of these shares.
(11) Includes 370,000 shares and options to purchase 600,000 shares of common stock currently exercisable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a)  The consideration exchanged pursuant to the Merger
Agreement was negotiated between Abbacy and CBCom.

        In evaluating CBCom as a candidate for the proposed merger, Abbacy used criteria such as its business plan and arrangements with the Shanghai Stock Exchange Communication Co., Ltd., the business knowledge of its management, and the anticipated increased telecommunications market in China. Abbacy determined that the consideration for the merger was reasonable.

        (b) CBCom intends to continue developing its business plan consisting of proceeding with the joint venture established with Shanghai Xingtong Telecommunications Science & Technology Co., Ltd. and the Shanghai Stock Exchange Communication Co., Ltd. to form a financial data network in China called the "China Financial Network".

THE MARKET

       CBCom believes that as the economy of China expands, increased capital investment will expand which will result in a more sophisticated financial market and a greater demand for local and global financial information. Certain obstacles face all Internet development in China including the lack of local telephone lines, expense of obtaining lines and usage, required government approvals to link local servers, the lack of adequate World Wide Web access and the small number of Chinese language Web sites.

BUSINESS

     CBCom is a development stage company incorporated in Delaware in April, 1997. CBCom was formed to develop telecommunications projects and Internet-related information services in the People's Republic of China by establishing joint venture partnerships with Chinese companies having data networking technologies or installed bases of telecommunications to which CBCom will contribute United States technology and management resources. In August, 1997, CBCom acquired selected assets of Beijing CBCom Telecommunications and Consulting Co., Ltd., a
Chinese private company owned by Gordon Gao, a shareholder and director of CBCom.

MEMORANDUM OF UNDERSTANDING

   CBCom has entered into a memorandum of understanding with Shanghai Stock Exchange Communication Co., Ltd. ("SSECC") and Shanghai Xingtong Telecommunications Science & Technology Co., Ltd. to form a Sino-foreign joint venture to develop a financial data network in China called "China Financial Network" or "CFN". SSECC is a subsidiary of the Shanghai Stock Exchange formed as a joint venture between Shanghai Stock Exchange and Shanghai Stock Central Clearing Company. The memorandum contemplates that SSECC will provide access to its existing satellite communication system as well as licenses, permissions and rights to use the logo, name and promotional information of the Shanghai Stock Exchange. Shanghai Xingtong Telecommunications will participate in network design and management to ensure efficient utilization of the satellite network and will provide technical assistance. CBCom will provide the resources to collect and compile global financial information, United States technology, management resources and capital.

     The memorandum of understanding anticipates the project planned in two phases. Phase I is to market and distribute financial information in Chinese provided by the Shanghai Stock Exchange over a network to various terminals throughout China, exclusively targeting Chinese stockbrokers, financial institutions and corporate users. The financial information provided will include prices for commodities and futures, precious metals, Asian and global equities and foreign currencies, global market indexes and real time international news and commentary. The information provided will differ from information provided by competitors in that it will be entirely in Chinese at a lower rate.
Phase II is to market to individual consumers real-time financial data, news and on-line investment trading bundled as a single service, developing into the equivalent of a commercial Internet Service Provider.

     The parties to the memorandum must enter into a joint venture and obtain the required approvals from the Chinese government authorities by December 31, 1999 or may lose the exclusive right to the use of the SSECC satellite communication system.

SHANGHAI STOCK EXCHANGE COMMUNICATION CO., LTD.

     SSECC is in charge of the satellite system utilized by the Shanghai Stock Exchange to distribute real time data to its members. Shanghai Stock Exchange is a leading stock exchange in China with 560 member brokerage companies aggregating 2,700 brokerage offices, 20,000 stockbrokers and 33 non-member regional security exchange centers throughout China.

SHANGHAI XINGTONG TELECOMMUNICATIONS SCIENCE & TECHNOLOGY CO.

     Shanghai Xingtong Telecommunications is a subsidiary of the China Broadcastg Satellite Communication Company and can utilize its satellite resources and operating license to provide specialized satellite communication services. Shanghai Xingtong Telecommunications provides assistance to numerous Chinese and other foreign companies in building telecommunications networks.

SATELLITE NETWORK

     The satellite network is used to transmit daily stock data and information to selected brokerage firms and consists of three transponders (relays) with satellite Asia-1 which are exclusively leased by the Shanghai Stock Exchange for use by it 24 hours per day. The Shanghai Stock Exchange utilizes the satellite network approximately 4 to 5 hours per day during market hours to broadcast real-time financial information. Even during this high use period, the transponders are utilizing only a fraction of their 26 megabit bandwidth capacity. CBCom estimates that approximately only 20% to 30% of the satellite network system capability is utilized with additional usage limited to possible transactional growth. CBCom anticipates that it will be able to broadcast on the unused network during off hours and on the unused bandwidths during high usage times.

COMPETITION

     Presently, there are four Chinese government-affiliated Internet service providers that control dirct access to the World Wide Web in China and approximately 100 small independent Internet Service Providers which are not linked directly to the World Wide Web. There are several major ISPs which may pose direct competition to the anticipated business of the joint venture including Prodigy, Inc., as a joint venture including the Shanghai Municipal Commission of Foreign Relations and Trade and
China Internet Corporation, which was created in 1995 and has been responsible for the creation of the China Wide Web, an on-line business information and communications system which spans China. There are four primary financial information vendors servicing the Chinese market:
Reuters, Telerate (Dow Jones), Hong Kong Data, and Shihua.

THE MARKET

     CBCom believes that as the economy of China expands, increased capital investment will expand which will result in a more sophisticated financial market and a greater demand for local and global financial information. Certain obstacles face all Internet development in China including the lack of local telephone lines, expense of obtaining lines and usage, required government approvals to link local servers, the lack of adequate World Wide Web access and the small number of Chinese language
Web sites.

CBCOM'S PAGER BUSINESS

     In August, 1997, CBCom acquired selected assets of Beijing CBCom Telecommunications and Consulting Co., Ltd., a Chinese private company owned by Gordon Gao, including its paging system development. In April, 1999, CBCom entered into an agreement with Radio, Computer & Telephone Corporation (RC&T), a Minnesota corporation, for a 10-year license for the non-exclusive license to market the Microtron 2000 pager, an alphanumeric paging device originally developed by RC&T pursuant to the specifications of Beijing CBCom for sale in China. Previously, RC&T filed a complaint against CBCom and others alleging misuse of information and appropriation of certain proprietary information in regard to the Microtron 2000 and the April 1999 agreement was a settlement of those claims.

     In addition to the standard message taking capabilities, the Microtron 2000 pager works as an electronic organizer with directory and diary capabilities and has the capability to receive user-defined information such as stock quotes, bank and brokerage accounts, and e-mail. CBCom entered into an agreement with Samjin Co., Ltd., a Korean corporation, for the manufacture of the paging devices. CBCom ordered an initial 2000 paging units for sale in China. Upon receipt of the initial shipment, over one-half of the units were not functioning and required additional adjustments. CBCom has received the repaired pager units and is beginning to market the pagers.

MARKETING

      CBCom intends to continue its sale of the Microtron 2000 in addition to the development of the joint venture project for the creation of the China Financial Network. CBCom believes that the Shanghai Stock Exchange and its members provide a ready market for the sale of the Microtron 2000 and its capability to receive stock quotes.

     The use of individual pagers has grown significantly since their introduction in 1987. The rapid growth is believed to be a result of the shortage of fixed-line phones and the growth of the private market economic system. CBCom believes that pagers will compete favorably in China with mobile telephones because in addition to the scarcity of telephone lines and phones, pagers are small, easy to use, have lower prices and annual fees, are easier to purchase, and provide retrieval of data such as current affairs, weather forecasts, financial news, stock quotes and sports scores.

PRIOR JOINT VENTURE

     In October, 1997, CBCom and Beijing Great Wall Century Communications Technology Company, Ltd., an established paging company in China, entered into a 20-year joint venture contract to establish a Sino-foreign joint venture company called GCC CBCom (Tianjin) Communications Company, Ltd. to build a nationwide paging network.
The joint venture company was formed and CBCom advanced $107,500 in organizational and start-up costs. The joint venture was not commenced and the business license for the joint venture expired.

PROPERTY

        CBCom has 19 employees, of which seven are located in the United States, eight are located in Beijing and four are located in Shanghai.

        The United States corporate headquarters has entered into a 5-year lease for approximately 8,000 square feet at 15260 Ventura Boulevard, Suite 1200, Sherman Oaks, California 91403 at a monthly rental of $14,371 of which it subleases approximately 5,775 feet at a monthly rate of $10,972. The lease will expire in September, 2002.

        CBCom has entered into a 5-year lease for its China headquarters of approximately 6,000 square feet at A No. 9 Dong Tucheng Road, Heping Street, Chao Yang District, Beijing, China, at a monthly rental of $6,000 per month payable in the form of shares of CBCom common stock. The aggregate rental ($360,000) has been prepaid by the issuance of 625,000 shares of CBCom to Far East Trading Company, beneficially owned by shareholders of CBCom.

        The four employees located in Shanghai are currently utilizing space in the Shanghai Xingtong Telecommunications Science & Technology Co. offices.

LITIGATION

        CBCom entered into a settlement agreement with Bernard Luskin, the former Chief Executive Officer of CBCom, in January, 1999, settling an outstanding dispute for unpaid salary and other compensation. Mr. Luskin had an employment contract with CBCom which guaranteed payment of his salary through an escrow account containing 800,000 shares of common stock of Amtec, Inc., which shares were pledged by Polmont Investments, Ltd., a British Virgin Islands corporation, the beneficial owner of which is a shareholder of CBCom.

        Through the settlement, the parties agreed that Mr. Luskin will receive unpaid salary and bonus through May 15, 1999 totaling $520,833 plus additional compensation as may be determined by binding arbitration but in no event shall CBCom's liability exceed the value of the shares held in escrow. Mr. Luskin waived any rights to satisfy any claims against CBCom from any assets other than those shares held in the escrow account. CBCom is obligated to repay Polmont the amount it paid to Mr. Luskin from the sale of its Amtec, Inc. shares. Polmont has agreed to accept payment in the form of shares of CBCom, Inc. valued at $0.50 per share.

        On August 30, 1999, a law suit was filed in the Superior
Court of the State of California against CBCom, Inc., Max Sun, and Charles Lesser (Case No. LCO49888) by Com VU Corporation, a Delaware corporation, based on an alleged breach of a prior agreement between CBCom and Com VU. The parties entered into a merger agreement on March 26, 1999, which merger was never effected. Com VU is alleging CBCom (i) failed to consummate the merger by failure to use its best efforts to effect it (ii) failed to pay $50,000 in outstanding debts to two shareholders on behalf of Com Vu (iii) terminated the agreement improperly and (iv) breached a covenant of good faith. Com Vu is requesting payment of the $50,000 plus losses of approximately $15,000 in expenses and costs. CBCom disputes the allegations of the claims and intends to defend the action vigorously.

MARKET FOR CBCOM'S SECURITIES

             There is no market for the securities of CBCom.

MANAGEMENT

Name                              Age                     Title

Chian Yi (Max) Sun                35          Chairman of the Board,
                                              President, Director

Charles A. Lesser                 52          Secretary, Treasurer, Chief
                                              Financial Officer, Director

Hong Wei (Frank) Zhu              43          Director

Gordon Xia Gao                    30          Director

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid to the executive officers of CBCom in 1998 who received an annual compensation of greater than $100,000.

                                                      Car         Retirement
                         Salary          Bonus        Allowance     Plan

Bernard J. Luskin,(1)    $350,000        100,000        15,086     $10,000
 former CEO
Charles A. Lesser         150,000           0            6,000       9,000
 CFO
Steven Meadows(2)         150,000           0            6,000       0
 Vice President

(1) $389,583 of total compensation has been deferred and amounts owed are included in the settlement agreement.
(2) $12,500 has been deferred.

RELATED TRANSACTIONS

        Since inception, Max Sun, President, a director, and controlling shareholder, has extended credit to CBCom and is expected to continue to extend credit to it. CBCom has executed a note for the funds borrowed from Mr. Sun. On April 24, 1998 CBCom converted $1,600,000 of its outstanding note and issued 8,125,000 shares of common stock to Mr. Sun or designee. The outstanding note provides for interest at 7% per annum but such interest charge has been waived by Mr. Sun. The note also contains conversion rights for all outstanding amounts owed subsequent to April 24, 1998, at a conversion rate of $.50 per share. Between April 24, 1998 and December 1, 1998, $160,000 of the loan was converted into 320,000 shares of common stock. At December 31, 1998 the balance owed to Mr. Sun is $495,483.

        Polmont Investments, Ltd. has agreed to pay on behalf of CBCom, Inc., through sale of up to 800,000 of the Amtec, Inc. shares owned by it, the agreed funds payable to Mr. Luskin in regard to CBCom's settlement with Mr. Luskin. Polmont Investments, Ltd., a British Virgin Islands corporation, is controlled by a shareholder of CBCom and the sibling of the president of CBCom. Polmont has agreed to accept repayment in the form of shares of CBCom, Inc. valued at $0.50 per share.

RISK FACTORS

CBCOM IS CURRENTLY OPERATING AT A LOSS

        Revenues from CBCom's sales to date have not been sufficient to cover the costs of such operations and CBCom has borrowed funds to maintain its operations. Its ability to develop operations is dependent upon its ability to generate sales of its paging units or to develop the proposed China Financial Network.

CBCOM COMMENCED OPERATIONS IN 1997 AND HAS A LIMITED OPERATING HISTORY

        CBCom commenced operations in 1997 and has only a limited history of operations which to date have not been profitable. Its operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, reliability and acceptance of the Internet, dependability of its distribution network, and general economic conditions. There is no assurance that CBCom will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

NEED FOR ADDITIONAL CAPITAL

        CBCom needs additional capital in order to implement its business plan, to continue its operations and pay outstanding liabilities. CBCom anticipates that it will seek to raise additional capital through the sale of its equity or debt securities or through borrowings from commercial lending institutions. CBCom has no commitments from any financial sources for such funding and there is no assurance that CBCom will be able to locate any such funding. The inability of CBCom to raise additional capital could result in its inability of continue its operations.

ADVANCES TO AN AFFILIATE

        CBCom has borrowed over $2,100,000 from its president and shareholder. There is no commitment for any additional loans to be made to CBCom from such shareholder. If CBCom is unable to generate sales or other revenue sources, CBCom may require additional borrowings in order to continue development of its operations. The current loan to the affiliate is unsecured and is convertible into shares of CBCom at $.50 per share.

PRIOR JOINT VENTURE DID NOT SUCCEED

        CBCom entered into an earlier joint venture for the development of its paging network. CBCom was unable to provide the capital required to fund the joint venture and the term of the joint venture expired without development. There is no assurance that CBCom will be able to provide the funding necessary in the proposed joint venture with SSECC. If it is unable to provide such capital, the proposed business plan of the joint venture would not be able to continue.

ENFORCEABILITY OF CERTAIN CIVIL LIABILITIES

        Certain of CBCom's officers and directors reside outside the United States. Many of the assets of these persons are, and CBCom anticipates that a substantial portion of the assets that may developed or acquired by it will be located outside the United States. As a result, it may not be possible for investors to effect service of process within the United States upon such persons, or to enforce against CBCom's assets or against such personal judgments obtained in United States courts predicated upon the liability provisions, and most particularly the civil liability provisions, of the United States securities laws or state corporation or other law.

INVESTMENT IN FAR EAST GENERALLY

        The Company anticipates that it will initially focus its development efforts on telecommunication projects and opportunities located in China and the Far East. Because of government controls and lack of established information systems, information regarding projects in which the Company may participate located in China and the Far East will be difficult for United States investors to obtain and investors will be unable to track the progress of the Company. In addition, if the Company begins operations in China or the Far East it will be subject to the risks incident to the ownership and operation of businesses therein. These risks include, among others, the risks of internal political or civil unrest, war, or government restrictions. These risks are dynamic and difficult to quantify. The Company will be subject to the risks normally associated with changes in general national economic conditions or local market conditions, competition, patronage, changes in market rates, and the need to periodically upgrade and replace equipment to maintain desirability, and to pay the costs thereof. Although many of the governments of the countries of the Far East have liberalized policies on international trade, foreign ownership and development, investment, and currency repatriation, increasing both international trade and investment accordingly, such policies might change unexpectedly. The Company will be affected by the rules and regulations regarding foreign ownership of real and personal property, including telecommunication switching stations, land lines and other property. Such rules may change quickly and dramatically which may have an adverse impact on ownership and may result in a loss without recourse of property or assets of the Company.

INVESTMENT IN CHINA IN PARTICULAR

        Because the operations of the Company are expected to be based to a substantial extent in China, the Company will be subject to the rules and restrictions governing China's legal and economic system as well as general economic and political conditions in that country. These include the following:

        Political and Economic Matters. Under its current leadership, the government of the People's Republic of China ("PRC") has been pursuing economic reform policies, which include encouragement of private economic activity and greater economic decentralization. There can be no assurance, however, that the Chinese government will continue to pursue such policies, or that such policies will be successful if pursued. Changes in policies made by the Chinese government may result in new laws, regulations, or the interpretation thereof, confiscatory taxation, restrictions on imports, currency devaluations or the expropriation of private enterprise which may, in turn, adversely affect the Company. Furthermore, business operations in China can become subject to the risk of nationalization, which could result in the total loss of ownership and control of any assets or operations that may be developed by the Company in China. Also, economic development may be limited by the imposition of austerity measures intended to reduce inflation, the inadequate development of an infrastructure, and the potential unavailability of adequate power and water, transportation, communication networks, raw materials and parts.

        Legal System. The PRC's legal system is a civil law system based on written statutes. Unlike the common law system in the United States, decided legal cases in the PRC have little value as precedents. Furthermore, the PRC does not have a well-developed body of laws governing foreign enterprises. Definitive regulations and policies with respect to such matters as the permissible percentage of foreign investment and permissible rates of equity returns have not yet been published, statements regarding these evolving policies have been conflicting, and any such policies, as administered, are likely to be subject to broad interpretation and modification, perhaps on a case-by-case basis. As the legal system in the PRC develops with respect to such new forms of enterprise, foreign investors may be adversely affected by new laws, changes in existing laws (or interpretation thereof) and the preemption of provincial or local laws by national laws. The Company's operations in China, if any are developed (of which there can be no assurance) will be subject to administrative review and approval by various national and local agencies of the PRC government. Management intends that the Company's operations will comply with applicable administrative requirements; however, there is no assurance that the Company will be able to timely obtain the necessary administrative approvals for any projects that it determines to develop.

        Foreign Currency Exchange. The Renminbi ("Rmb"), the currency of China, is not a freely convertible currency. Both conversion of Rmb into foreign currencies and the remittance of Rmb abroad are subject to the PRC government approval. The Company intends to develop telecommunication systems in the Far East including China and anticipates that initially it may earn revenues, if any, and incur costs, in Rmb.

        Prior to January 1, 1994, Rmb earned within China were not freely convertible into foreign currencies except with government permission, at rates determined at swap centers, where the exchange rates often differed substantially from the official rates quoted by the People's Bank of China. On January 1, 1994, the People's Bank of China introduced a managed floating exchange rate system based on the market supply and demand and proposed to establish a unified foreign exchange inter-bank market among designated banks. In place of the official rate and the swap center rate, the People's Bank of China publishes a daily exchange rate for Rmb based on the previous day's dealings in the inter-bank market. It is expected that swap centers will be phased out. However, the unification of exchange rates does not imply full convertability of Rmb into United States dollars or other foreign currencies. Payment for imported materials and remittance of earnings outside of China are subject to the availability of foreign currency which is dependent on the foreign currency-denominated earnings of the entity or allocated to the Company by the government at official exchange rates.

        Approval for exchange at the exchange center is granted to enterprises in China for valid reasons such as purchases of imported goods and remittance of earnings. While conversion of Rmb into dollars or other foreign currencies can generally be effected at the exchange center, there is no guarantee that it can be effected at all times. There is still uncertainty as to how foreign enterprises will be treated under this new system or whether the system will be changed again in the future. In the event of shortages of foreign currency, the Company may be unable to convert sufficient Renminbi into foreign currency to enable it to comply with foreign currency payment obligations it may have.

        PRC Regulation of the Telecommunications Industry. The Ministry of Posts and Telecommunications (the "MPT") regulates the telecommunications industry in China. The MPT directly or indirectly regulates entry into the telecommunications industry, scope of permissible business, interconnection and transmission line arrangements, technology and equipment standards, and other aspects of the Chinese telecommunications industry. Such regulation may limit the Company's flexibility to respond to certain development opportunities. In addition, changes in the regulations or policies governing such regulatory framework could have an adverse effect on the Company. The Company may have to obtain certain licenses, if required, from the MPT in order to commence its proposed business. There is no assurance that it will be able to obtain such licenses, or if obtained, that they will not be untimely revoked or suspended. The rates that the Company will be permitted to charge for telecommunications services, if any are developed, are subject to regulation by the State Planning Commission, the MPT, and relevant Provincial Price Bureaus. Once authorized by such regulatory agencies, there can be no assurance that changes in the tariffs and rates would not have a material adverse effect on any Company business and results of operations, if any had been developed.

MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER VOTE

        CBCom's executive officers and directors beneficially own approximately 24.7% of the outstanding common stock of CBCom. These officers and directors do not have controlling interest over matters requiring shareholder approval. Over 5,750,000 shares of the outstanding common stock of CBCom are owned by companies or individuals with familial relationships to the officers and directors of CBCom, over which such officers and directors claim no beneficial ownership or voting control. However, taken together the shares owned by the executive officers and directors and those individuals or entities with familial relationships have controlling interest over matters requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions. The effects of such control could be to delay or prevent any attempt to change control of CBCom instigated by shareholder action without management support.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE

        The Certificate of Incorporation as amended of CBCom authorizes the issuance of 80,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by CBCom. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

THE POSSIBILITY OF CBCOM ISSUING PREFERRED STOCK WITH CERTAIN
PREFERENCES MAY DEPRESS MARKET PRICE OF THE COMMON STOCK

        CBCom has 20,000,000 shares of non-designated preferred stock authorized which it may issue from time to time by action of the Board of Directors. The Board of Directors may designate series or classes of preferred shares without shareholder consent which designations may give the holders of the preferred stock voting control and other preferred rights such as to liquidation and dividends. The authority of the Board of Directors to issue such stock without shareholder consent may have a depressive effect on the market price of CBCom's common stock even prior to any such designation or issuance of the preferred stock.

THE POSSIBILITY OF ISSUING PREFERRED STOCK FOR ANTI-TAKEOVER EFFECT COULD PREVENT TAKEOVERS FAVORED BY SHAREHOLDERS

        The Board of Directors has the authority, without further approval of stockholders, to issue preferred stock, having such rights, preferences and privileges as the Board of Directors may determine. Any such issuance of shares of preferred stock, under certain circumstances, could have the effect of delaying or preventing a change in control of CBCom or other take-over attempt and could adversely materially affect the rights of holders of shares of the common stock.

OFFICERS AND DIRECTORS HAVE LIMITED LIABILITY AND HAVE INDEMNITY
RIGHTS

       The Certificate of Incorporation and By-Laws of CBCom provide that CBCom indemnify its officers and directors against losses sustained or liabilities incurred which arise from any transaction in such officer's or director's respective managerial capacity unless such officer or director violates a duty of loyalty, did not act in good faith, engaged in intentional misconduct or knowingly violated the law, approved an improper dividend, or derived an improper benefit from the transaction. The Company's Certificate of Incorporation and By-Laws also provide for the indemnification by it of its officers and directors against any losses or liabilities incurred as a result of the manner in which such officers and directors operate the Company's business or conduct its internal affairs, provided that in connection with these activities they act in good faith and in a manner which they reasonably believe to be in, or not opposed to, the best interests of the Company and their conduct does not constitute gross negligence, misconduct or breach of fiduciary obligations.

PENNY STOCK REGULATION

        Upon commencement of trading in the Company's stock, if a market is developed and if the Company is accepted for trading on the OTC Bulletin Board (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000

        Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date. If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's proposed operations will be dependent upon the services of other companies, particularly those involved in the telecommunications and Internet industry. The Company does not know what steps, if any, have been taken by any of these companies or by the government of China in regard to the Year 2000 problem. The Company has not made inquiries as to the Year 2000 Problem readiness of the Shanghai Stock Exchange satellite network. The Company's operations will be severally curtailed if the SSECC suffer a shut down or malfunction based on the Year 2000 Problem.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Successor Issuer Election.

        Upon effectiveness of the merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, CBCom became the successor issuer to Abbacy Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective herewith.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        James M. Cassidy, the director and President of Abbacy
Corporation, resigned those offices effective with the effectiveness of the merger of Abbacy into CBCom, Inc.

ITEM 7.     FINANCIAL STATEMENTS

        No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this initial report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

1.1 Agreement and Plan of Merger and amendment thereto between Abbacy Corporation and CBCom, Inc.

1.2*    Certificate of Incorporation of CBCom, Inc. and amendments

1.3*    By-Laws of CBCom, Inc.

   *        To be filed by amendment


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CBCOM, INC.


                                    /s/  Max Sun
                                         President, Director
October 20, 1999